                                745 ASSOCIATES
              c/o LaSalle Partners (New York) Limited Partnership
                               745 Fifth Avenue
                              New York, NY 10151


                                                              May 9, 1997

Jonathan Woodner Co.
745 Fifth Avenue
New York, NY 10151


                             Re:    Lease, dated as of February 14, 1989 (the
                             "Lease"), between 745 Associates ("Landlord") and Jonathan Woodner Co. ("Tenant"), covering the entire ninth (9th) floor (the "Premises") in the building known as 745 Fifth Avenue, New York, New York 10151 (the "Building").


Ladies and Gentlemen:

                    In accordance with your request with respect to that certain Sublease between Tenant and TurboChef; Inc. ("Subtenant"), dated April 15, 1997 (the "Sublease"), Landlord hereby grants permission to Tenant to enter into the Sublease at the Premises between Tenant and Subtenant, a copy of which Sublease is annexed hereto and made a part hereof as Exhibit A, provided, however, that such subletting and Landlord's grant of permission with respect thereto shall be subject to the following terms and conditions:

                    1. Neither this letter agreement, nor the Sublease, nor any acceptance of rent by Landlord from Subtenant, shall operate to waive, modify, release or in any manner affect Tenant's liability under the Lease. No other sublease of all of or any part of the Premises affected by the Lease or the Sublease shall be made by Tenant or Subtenant, as the case may be, without the prior written approval of Landlord, except as provided in the Lease.

                    2. If, at any time prior to the expiration of the term of the Sublease, the term of the Lease shall terminate or be terminated as a result of any default under the Lease or by operation of law or for any other reason, the Sublease and the term granted thereby shall terminate and, on or prior to the date of such termination of the Sublease, Subtenant, at Subtenant's sole cost and expense, shall quit and surrender the sublet space to Landlord, in the manner and condition required pursuant to the Lease.

                    3. Notwithstanding anything to the contrary contained in Paragraph 2, if, at any time prior to the expiration of the term of the Sublease, the term of the Lease shall terminate or be terminated for any reason, Subtenant agrees, at the election and upon demand of Landlord or any other owner of the real property, or of the holder of any mortgage in possession of the real property or the Building, or of any lessee under the lease to which the Sublease shall be subject and subordinate, to attorn, from time to time to Landlord or any such owner, holder or lessee, upon the then executory terms and conditions set forth in the Sublease for the remainder of the term demised in the Sublease. The foregoing provisions of this paragraph shall enure to the benefit of any such owner, holder or lessee, shall apply notwithstanding that, as a matter of law, the Sublease may terminate upon the termination of the Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Upon demand of Landlord or any such owner, holder or lessee, Subtenant agrees, however, to execute, from time to time, instruments in confirmation of the foregoing provisions of this paragraph, in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair any right otherwise exercisable by Landlord or any such owner, holder or lessee.

                    4. Except as expressly set forth in the Sublease, the Sublease is subject and subordinate in all respects to the Lease and to all of the terms, covenants and conditions thereof. Nothing contained herein shall limit the rights of Landlord under the Lease, or create any direct right of Subtenant against Landlord or with respect to the portion of the Building covered by the Sublease. In the event that there shall be any conflict between the terms, covenants and conditions of this letter agreement and the terms, covenants and conditions of the Sublease, then the terms, covenants and conditions of this letter agreement shall prevail in each instance.

                    5. Tenant shall be responsible for the legal fees incurred by Landlord in connection with Landlord's review of the Sublease, as well as the preparation, execution and delivery of this letter agreement, which fees shall be paid by Tenant directly to Landlord's counsel, Schulte Roth & Zabel LLP, simultaneously with the execution and delivery hereof.

                    6. Landlord, Tenant and Subtenant do hereby mutually acknowledge and agree that (i) the term "cooking", as used in Paragraph 7 of the Sublease, shall mean the utilization of Subtenant's cooking technologies and any new related technologies to fast cook raw and uncooked foods (generally in two minutes or less) for sales demonstration purposes, (ii) in agreeing to grant permission to the Sublease, Landlord has relied upon Tenant's representation that the use of the Premises for the demonstration of Subtenant's products, and the cooking of food utilizing those products, will not emit outside of Subtenant's Premises any noise, vibration, fumes or odor, (iii) if such food odors, fumes, noises, or vibrations are emitted outside Subtenant's Premises, Tenant and Subtenant will take all steps, as reasonably prescribed by Landlord, to prevent any such odors, noises and vibration from being emitted from the Subtenant's Premises or entering into other portions of the Building, and (iv) failure by Tenant or Subtenant to observe or perform any terms and conditions of this Paragraph 6 shall be deemed to be a default under the Lease and Landlord shall have the right to exercise any and all rights, privileges and remedies given to Landlord by and pursuant to the provisions of Articles 18 and 19 of the Lease. Nothing contained herein shall modify~ or diminish Subtenant's obligations to Tenant pursuant to Article 6 of the Sublease.

                    7. Except as herein expressly modified, the Lease is hereby ratified in all respects.

                    If this letter agreement accurately reflects your understanding and agreement as to the matters hereinabove set forth, please sign this letter agreement and have Subtenant sign this letter agreement where indicated below and return four (4) executed copies to the undersigned.


                                     Very truly yours,


                                     LANDLORD: 745 ASSOCIATES
                                     a New York General Partnership

                                     By:  Hexalon Real Estate, Inc., Its
                                     Managing General Partner


                                     By:  /s/ James W. Smith,III
                                        ------------------------------
                                     Name:   James W. Smith, III
                                     Title:  Vice President



ACCEPTED AND AGREED TO
THIS  DAY OF MAY, 1997

JONATHAN WOODNER CO., Tenant



By:  /s/ Andrea Woodner
    -------------------------
    Name:    Andrea Woodner
    Title:   Co-President


ACCEPTED AND AGREED TO
THIS  DAY OF MAY, 1997

TURBOCHEF, INC., Subtenant


By:  /s/ Jeffrey B Bogatin
    --------------------------
    Name:  Jeffrey B. Bogatin
    Title: Chairman

                                   SUBLEASE
                                   ========


         AGREEMENT OF SUBLEASE ("Sublease"), made as of the 15th day of April, 1997, by and between Jonathan Woodner Co., a Delaware Corporation (hereinafter referred to as "Sublessor"), having an office at 745 Fifth Avenue, 9th Floor, New York, New York 10151 and TurboChef, Inc., a Delaware corporation (hereinafter referred to as "Sublessee"), having an address at 745 Fifth Avenue, New York, New York 10151.

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, pursuant to a certain lease dated February 14, 1989 ("Lease"), by and between 745 Associates, a New York general partnership, as landlord ("Landlord"), and Sublessor, as tenant, Landlord leased to Sublessor certain space (the "Demised Premises") in the building ("Building") located at 745 Fifth Avenue, New York, New York; and

         WHEREAS, Sublessor desires to sublease to Sublessee and Sublessee desires to sublet from Sublessor a portion of the Demised Premises which is more particularly set forth as the area cross-hatched in red on Exhibit A which is attached hereto and made a part hereof (the "Subleased Premises"), and Sublessee desires to take and hire the Subleased Premises from Sublessor;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Lease. Sublessee hereby acknowledges receipt of a copy of the Lease with certain portions not material to this Sublease intentionally excluded, a copy of which is annexed hereto as Exhibit B. The terms and conditions of the Lease are incorporated by reference into this Sublease and made a part hereof as if herein set forth at length, Sublessor being substituted for "Landlord" under the Lease, Sublessee being substituted for "Tenant" under the Lease and the Subleased Premises being substituted for the "Premises" under the Lease; except the parties agree that the following provisions of the Lease are not so incorporated herein by reference: Sections 2.01, 2.02, 2.04, 15.18, 18.01, 23.01, 29.10H., Articles 27, 32, 36, 37, 41 and 42. Notwithstanding the foregoing, any inconsistencies between the terms of this Sublease and the Lease which shall result from the foregoing incorporation shall be resolved in favor of this Sublease; provided however, that if such construction of terms would cause Sublessor to be in default under the terms of the Lease, then such inconsistency shall be resolved in favor of the Lease. To the extent that the definitions of the Lease incorporated by reference herein differ from or are inconsistent with the definitions contained in this Sublease, the definitions set forth in this Sublease shall prevail.

         2. Demise and Term. (A) Sublessor hereby leases to Sublessee and Sublessee hereby takes and hires from Sublessor the Subleased Premises for the term and upon the terms and conditions set forth herein, subject to the provisions of Article 15 of the Lease, and contingent upon the written consent of the Landlord to (i) this Sublease pursuant to Section 15.18 of the Lease including the Landlord's consent to the use of the Subleased Premises set forth in paragraph 7 hereof ("Consent to Sublease") and (ii) Sublessee's Initial Plans and Specifications (as hereinafter defined; Landlord's consent to same being hereinafter referred to as the "Consent to Sublessee's Initial Plans and Specifications").

            (B) The term ("Term") of this Sublease shall commence on April 15, 1997 ("Commencement Date"), except as otherwise provided herein, and end on December 20, 2000 ("Expiration Date"), unless sooner terminated pursuant to the provisions of this Sublease or the Lease. Sublessor warrants and represents that the term of the Lease extends beyond the Expiration Date. Promptly after execution and delivery of this Sublease, Sublessor shall request the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications (provided Sublessee has submitted Sublessee's Initial Plans and Specifications to Sublessor in full compliance with Section 9 hereof and Article 5 of the Lease upon the execution hereof). In the event that on or before April 15, 1997 Sublessor shall not have obtained the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications, Sublessor shall extend the Commencement Date of this Sublease until such time as the two Consents have been obtained. In the event that on or before May 15, 1997 Sublessor shall not have obtained the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications, both Sublessor and Sublessee shall have the right to cancel this Sublease upon five (5) days written notice to the other, and thereupon this Sublease shall cease and terminate as if the date of such cancellation was the Expiration Date as herein defined. Notwithstanding the foregoing, Sublessee shall not have the right to possession of the Subleased Premises until Landlord has signed the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications and Sublessor has received the Security in the full amount required under Section 25 of this Sublease.

         3. Rent. The rents reserved under this Sublease for the Term, shall be and consist of:

            (A) "Fixed Rent" in the amount of (a) One Hundred Ninety-One Thousand Six Hundred Ninety-Seven Dollars ($191,697.00) per annum, for the period beginning on August 1, 1997, payable in equal monthly installments of Fifteen Thousand Nine Hundred Seventy-Four Dollars and Seventy-Five Cents ($15,974.75); which monthly sums shall be payable in advance on the first day of each month without demand, set-off or deduction.

            (B) "Additional Rent" consisting of all such other sums of money as shall become due from, and payable by, Sublessee to Sublessor hereunder (for default in payment of which Sublessor shall have the same remedies as for default in payment of Fixed Rent);

all to be paid to Sublessor at its address hereunder referred to, or such other place, or to such agent and at such place, as Sublessor may designate by notice to Sublessee, in lawful money of the United States of America. The terms "rent", "rents" and "rental," as used herein, shall include Fixed Rent and Additional Rent.

         4. Proportionate Share: Escalations.
         As used herein, "Sublessee's Proportionate Share" shall mean 27.01%. Sublessee covenants and agrees to pay to Sublessor, as Additional Rent, Sublessee's Proportionate Share of (i) one-twelfth (1/12) of an amount equal to Landlord's estimate of the amount of increase in Tenant's Tax Payment (as defined in the Lease) for the then current Comparison Year (as defined in the Lease), plus one-twelfth (1/12) of the excess, if any, of Tenant's Tax Payment for the prior Comparison Year over Tenant's Tax Payment for the Base Tax Year (as hereinafter defined), which amounts shall be payable monthly by Sublessee to Sublessor, (ii) the excess, if any, of Tenant's Tax Payment for each Comparison Year over Tenant's Tax Payment for the Base Tax Year (the Base Tax Year shall mean for purposes of this Sublease the average of the New York City fiscal year July 1, 1996 - June 30, 1997 and the New York City fiscal year July 1, 1997 - June 30, 1998); it being agreed that any amounts payable on account of the applicable Comparison Year pursuant to clause (i) shall be applied to amounts payable pursuant to this clause (ii), (iii) one-twelfth (1/12) of an amount equal to Landlord's estimate of Tenant's Operating Payment (as defined in the Lease) for the then current Comparison Year in excess of Tenant's Operating Payment for the 1997 calendar year, which shall be payable monthly by Sublessee to Sublessor and (iv) the excess, if any, of Tenant's Operating Payment for each Comparison Year over Tenant's Operating Payment for the 1997 calendar year; it being agreed that any amounts payable on account of the applicable Comparison Year pursuant to clause (iii) shall be applied to amounts payable pursuant to this clause (iv); and all of the foregoing provisions of clauses (i)-(iv) herein shall be calculated subject to and in accordance with the applicable provisions of Article 28 of the Lease (except that Tenant's covenant to pay Landlord under the applicable provisions of Article 28 shall remain Tenant's (Sublessor's) thereunder, Sublessee to pay Sublessor in accordance with the terms herein; provided, however, in the event of any ambiguity in calculating Sublessee's payments hereunder, the provisions of Article 28 shall control as to such calculations). Sublessee shall make all payments required to be made pursuant to this Paragraph 4 within ten (10) business days after Sublessor furnishes Sublessee with a statement of the amount payable by Sublessee to Sublessor. Sublessee shall have the right to reasonably request from Sublessor copies of any applicable Landlord's Statement (as defined in the Lease) received by Sublessor, and Sublessor shall furnish same upon request, but same shall not affect Sublessee's obligations to make the required payments hereunder. In the event that any items payable by Sublessor under Article 28 of the Lease, in respect of which Sublessor shall have received payments from Sublessee hereunder, are subject to adjustment by Landlord at the end of a year or other period pursuant to the terms thereof, then (a) if there has been a corresponding underpayment in the payments made by Sublessee, Sublessee shall pay to Sublessor, no later than ten (10) business days after Sublessor furnishes to

Sublessee a copy of the statement received by Sublessor from Landlord, an amount equal to such underpayment; or (b) if there has been an overpayment in such payments made by Sublessee, Sublessor shall credit against the next payment of Additional Rent coming due hereunder an amount equal to such overpayment, except that if no further payments of Additional Rent shall be due hereunder, then Sublessor shall refund such amount to Sublessee within ten (10) business days. The obligation to pay any amount payable by Sublessee, or to Sublessee as provided for in the immediately preceding sentence, shall survive the end of the term of this Sublease and shall be payable by Sublessee, or to Sublessee, as the case may be, in the same manner as if the Term of this Sublease had not expired or terminated.

         5. Acceptance of Subleased Premises. Sublessee has inspected the Subleased Premises and Sublessee agrees to accept the Subleased Premises on the Commencement Date in the condition in which the Subleased Premises exists on the Commencement Date, "as is", and further agrees that neither Sublessor nor Landlord shall have any obligation to perform any work, supply any materials, incur any expenses or make any installations, in order to prepare the Subleased Premises for Sublessee's occupancy. Notwithstanding the foregoing, Sublessor, prior to the Commencement Date, shall cause the work described on Exhibit C hereto to have been completed. Acceptance of the Subleased Premises on the Commencement Date shall be deemed an acknowledgement by Sublessee that such work was performed to the satisfaction of Sublessee.

         6. Performance of Covenants in the Lease. Except as expressly set forth herein, during the Term of this Sublease, Sublessee shall observe and perform all of the terms, covenants, conditions, and agreements contained in the Lease to be performed and observed on the part of Sublessor, as the tenant thereunder, insofar as same pertain to the Subleased Premises, and all of such terms, covenants, conditions and agreements are imposed upon Sublessee, whether or not specifically set forth or referred to herein, Sublessor being substituted for "Landlord" under the Lease, Sublessee being substituted for "Tenant" under the Lease and the Subleased Premises being substituted for the "Premises" under the Lease, provided, however, that Sublessor shall not be liable for any defaults by the Landlord under the Lease and Sublessee shall not be bound by or subject to the provisions of the Lease that are not incorporated by reference into this Sublease. Sublessee hereby agrees (i) to refrain from doing or causing to be done, or suffering or permitting any thing or act to be done (except for any act or omission of Sublessor, its officers, directors, employees, agents, guests and invitees), which constitutes a default under the Lease or causes the Lease to be canceled, terminated, forfeited or surrendered, or which makes Sublessor, as tenant under the Lease, liable for any damages, claims or penalty, and (ii) to indemnify and hold Sublessor harmless against any loss or expense suffered by Sublessor by reason of Sublessee's failure to perform Sublessee's obligations under this Sublease. Sublessor hereby agrees (i) that it will not take, or omit to take, any action which will have the effect of causing a default under the Lease, or of causing a substantial interruption in any of the services provided by Landlord to the Subleased Premises under the Lease, and (ii) to indemnify and hold

Sublessee harmless against any loss or expense suffered by Sublessee by reason of Sublessor's failure to perform its obligations under this Sublease and under the Lease (except where such loss or expense is due to a default caused by Sublessee under this Sublease) Provided Sublessee is not in default under this Sublease beyond the giving of any required notice and the expiration of any grace period, Sublessor agrees not to cancel or surrender voluntarily the Lease as it affects the Subleased Premises, without the prior written consent of Sublessee. If the Lease is terminated for any reason whatsoever, whether by operation of law or otherwise, except where due to default of Sublessor (other than a default of Sublessor under the Lease caused by Sublessee under this Sublease), Sublessor shall not be liable in any manner whatsoever for such termination. Sublessor shall promptly forward to Sublessee any default or termination notice with respect to the Lease received by Sublessor from Landlord and this Sublease shall terminate in the event of any such termination of the Lease. Notwithstanding the incorporation by reference into this Sublease of
Section 13.03 of the Lease, Sublessor shall not terminate this Sublease pursuant to Section 13.03 as incorporated herein unless Landlord shall have terminated the Lease pursuant to said Section 13.03. A termination of the Lease due to the default of Sublessor, other than Sublessor's default under the Lease caused by Sublessee under this Sublease, shall be considered a voluntary cancellation or surrender of the Lease hereunder. This Sublease is subject and subordinate in all respects to the Lease and to the matters to which the Lease is subject and subordinate. This Sublease shall also be subject to any amendments, modifications and supplements to the Lease hereafter made between Landlord and Sublessor, provided that any such amendments, modifications or supplements to the Lease hereafter made between Landlord and Sublessor will not prevent, limit, restrict or adversely affect the use by Sublessee of the Subleased Premises or increase in any material respect its duties, obligations, responsibilities and liabilities under and in accordance with the terms of this Sublease.

         7. Use. Sublessee hereby agrees that the Subleased Premises will be occupied and used only for the operation of general and executive offices and as a showroom and for the display and demonstration of Sublessee's products, and for no other purpose, and in a manner consistent in all respects with the provisions of the Lease. It is expressly understood and agreed that the Subleased Premises shall be used as a "Showcase" for the Sublessee's high technology ovens and other products, and that such use shall include the demonstration of those products and the cooking of food utilizing those products.

         8. Services Under the Lease. (A) Except as otherwise provided either in this Paragraph 8 or elsewhere in this Sublease, Sublessee shall be entitled, during the Term hereof, to receive all services, utilities, repairs and facilities to be provided by Landlord under the Lease insofar as such services, utilities, repairs and facilities pertain to the Subleased Premises. Sublessor shall use its reasonable efforts to secure the performance by Landlord of its obligations under the Lease with respect to the Subleased Premises for the delivery, provision and/or performance of such services, utilities, repairs and facilities as are required to be provided by Landlord under the Lease, except for such services, utilities, repairs and facilities for which Sublessor, Sublessee or any other tenant is responsible; provided, however, Sublessor shall in no event be required to commence or maintain litigation to enforce such obligations of Landlord under the Lease, or to incur any cost or expense whatsoever to secure such performance. In the event that Sublessor fails or refuses to commence or maintain any such litigation to enforce obligations of Landlord under the Lease, then and in that event, Sublessee shall have the right to do so, at Sublessee's sole cost and expense, as Sublessor's attorney-in-fact and/or assignee pursuant hereto. Sublessee agrees that Sublessor shall have no liability of any nature whatsoever to Sublessee as a consequence of Landlord's failure or delay in performing its obligations under the Lease, including, without limitation, Landlord's breach of the covenant of quiet enjoyment, provided that such failure, delay or breach is not the result of any default by the Sublessor under the Lease, and provided further, that Sublessor shall have had an opportunity to cure such default. Sublessee's obligations hereunder shall not be impaired nor shall the performance thereof be excused because of any failure or delay on Landlord's part in performing it obligations under the Lease unless such failure or delay results from Sublessor's being in default under the Lease and Sublessor's default thereunder is not due to a default of Sublessee hereunder. With respect to any request for services during any Overtime Periods (as defined in the Lease), Sublessee may make such request in Sublessor's name directly to Landlord provided such request is made in accordance with the provisions of
Section 29.04 of the Lease and Sublessee pays for all such services promptly upon demand in accordance with the terms thereof; and provided further that Sublessee provides Sublessor with duplicate copies of all such requests, if in writing, simultaneously therewith.

             (B) During the term of this Sublease, Sublessor agrees to permit Sublessee to utilize without additional charge the furnishings and file cabinets (the "Furniture") described on Exhibit D annexed hereto. Sublessee shall care for and maintain the Furniture and shall return the Furniture to the Sublessor upon the termination of this Sublease in its current condition, reasonable wear and tear excepted.

         9. Alterations. Except as otherwise herein provided, Sublessee shall make no alterations, installations, additions or improvements (collectively, "Alterations") into or about the Subleased Premises except in accordance with the applicable provisions of the Lease, including but not limited to Article 5 thereof. The parties hereto acknowledge that Sublessee desires to make certain Alterations (the "Initial Alterations") to the Subleased Premises to prepare the same for its occupancy in accordance with certain detailed plans and specifications ("Sublessee's Initial Plans and Specifications"), which Sublessee's Initial Plans and Specifications are annexed hereto as Exhibit E and are being submitted to Sublessor upon execution hereof for submission to Landlord for Landlord's consent in compliance with Article 5 of the Lease, and Sublessee shall diligently comply, at its sole cost and expense, with all of the terms and conditions set forth in said Article 5 with respect to obtaining Landlord's consent to said Initial Alterations and performing said Initial

Alterations. Sublessor hereby consents to the Initial Alterations. It is expressly understood and agreed that the Initial Alterations shall include the installation of three (3) electrical outlets and the electrical circuits necessary to handle and accommodate 3 Phase 208 volt electric current.

         10. Insurance. (A) Sublessee, at Sublessee's own cost and expense, shall maintain all policies of insurance with respect to the Subleased Premises, in favor of Sublessor and Sublessee, which Sublessor is required to maintain in favor of Landlord under the Lease, including but not limited to Articles 5 and 12 thereof, and shall comply with all requirements of the Lease with respect to such insurance policies, including but not limited to types and amounts of insurance; provided however that the business interruption insurance required of Sublessor as tenant under the Lease shall be deemed to require Sublessee to maintain business interruption insurance with respect to Sublessee's business.

             (B) In the event that Sublessee shall fail to take out or continuously maintain in force the insurance policies required hereunder, Sublessor may, at its option, effect such insurance and charge the cost thereof to Sublessee, who shall pay, as Additional Rent, such sums to Sublessor.

             (C) Each of the above described policies shall contain the following endorsement, to the extent available, "It is understood and agreed that the premiums for these policies are due and payable from Sublessee only."

         11. Full Force and Effect of the Lease. Sublessor represents that the copy of the Lease delivered to Sublessee is a true and correct copy thereof, except for the portions intentionally excluded as set forth above, none of which excluded portions are relevant in any material respect to Sublessee's obligations under this Sublease. Sublessor represents further-, that (a) there have been no further amendments to nor modifications of the Lease, (1))to the best of Sublessor's knowledge, neither Landlord nor Sublessor are in default under the Lease, (c) Sublessor has not received any default notices from Landlord, and (d) Sublessor has not sent any default notices to Landlord.

         12. No Representations. Sublessor has made no representations, agreements or promises with respect to the Building or the Subleased Premises or the use thereof other than those expressly set forth in this Sublease and no rights are to be deemed acquired by Sublessee, by implication or otherwise, except those expressly granted herein. This Sublease contains the entire agreement between Sublessor and Sublessee with respect to the Subleased Premises and all prior negotiations and agreements are merged in this Sublease. Any executory agreement hereafter made between Sublessor and Sublessee shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment or surrender of this Sublease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement thereof is sought.

         13. Default.    (A)   This Sublease and the term and estate herein
granted are subject to the limitations that:

                   (i) if, Sublessee shall default in the observance or performance of any term, covenant or condition of the Lease on Sublessee's part to be observed or performed, which default results in a notice of default by Landlord to Sublessor and such default shall continue for a period of ten business (10) days after delivery to Sublessee of a true and complete copy of Landlord's notice of default, or if such default is of a nature that it cannot be completely remedied within said ten (10) business day period if Sublessee fails to commence to cure such default within said ten (10) business day period and thereafter diligently prosecute to completion all steps necessary to remedy such default; or

                   (ii) if, Sublessee shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any Additional Rent, and such default shall continue for a period of five (5) business days after notice by Sublessor to Sublessee of such default; or

                   (iii) if, Sublessee shall default in the observance or performance of any term, covenant or condition of this Sublease on Sublessee's part to be observed or performed (other than the covenants for the payment of Fixed Rent and Additional Rent) and Sublessee shall fail to remedy such default within ten (10) business days after notice by Sublessor to Sublessee of such default, or if such default is of a nature that it cannot be completely remedied within said ten (10) business day period, if Sublessee shall not commence within said ten (10) business day period and thereafter diligently prosecute to completion all steps necessary to remedy such default; or

                   (iv) if, the Subleased Premises shall become vacant, deserted or abandoned; or

                   (v) if, Sublessee's interest in this Sublease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as may be expressly permitted under Paragraph 19 hereof; or

                   (vi) if, Sublessee shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Sublessee or of all or any part of Sublessee's property; or

                   (vii) if, within sixty (60) days after the commencement of any proceeding against Sublessee, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Sublessee, or of all or any part of Sublessee's property, without the consent or acquiescence of Sublessee, such appointment shall not have been vacated or otherwise discharged, or if any lien, execution or attachment shall be filed or issued against Sublessee or all or any part of Sublessee's property pursuant to which the Subleased Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Sublessee (except as provided in Paragraph 19 hereof);

                   then, upon the occurrence, at any time prior to or during the Term, of any one or more of such events, Sublessor may, at any time thereafter, at Sublessor's sole option, give to Sublessee a five (5) business days' notice of cancellation of this Sublease and, in such event, this Sublease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said five (5) business day period with the same force and effect as if the date were the Expiration Date stated herein and Sublessee shall then quit and surrender the Subleased Premises to Sublessor, but Sublessee shall remain liable for damages as provided in Paragraph 27 hereof. Sublessor shall have with respect to any such default any and all of such rights and remedies as are given to Landlord under the Lease with respect to defaults by the tenant thereunder, all with the same force and effect as though the provisions of the Lease with respect to defaults and the rights and remedies of Landlord were set forth at length herein. If Sublessee shall default in the performance of any of Sublessee's obligations hereunder or under the provisions of the Lease, after the giving of notice and opportunity to cure as provided above, Sublessor, without thereby waiving such default, may, at Sublessor's option, perform the same for the account and at the expense of Sublessee. If Sublessor makes any expenditures or incurs any obligations for the payment of money, including without limitation, reasonable attorneys' fees and expenses in instituting, prosecuting or defending any action or proceeding, by reason of any default of Sublessee hereunder after giving of notice and opportunity to cure as provided above, such sums paid or obligations incurred, with interest at the rate of 4% per annum above the then current prime rate charged by Citibank, N.A. or its successor, shall be deemed to be Additional Rent and shall be paid by Sublessee to Sublessor on demand.

         (B) If Sublessor shall default in the observance or performance of any term, covenant or condition of this Sublease on Sublessor's part, to be observed or performed, and Sublessor shall fail to remedy such default with ten (10) business days after notice by Sublessee to Sublessor of such default, or if such default is of a nature that it cannot be completely remedied within said ten (10) business day period, if Sublessor shall not commence within said ten (10) business day period and thereafter diligently prosecute to completion all steps necessary to remedy such default, then if Sublessee makes any expenditures or incurs any obligations for the payment of money, including without limitation, reasonable attorney's fees and expenses instituting, prosecuting or defending any action or proceeding, by reason of such default of Sublessor hereunder, after the giving of notice and an opportunity to cure as provided above, Sublessor shall reimburse to Sublessee on demand all such sums paid by Sublessee, with interest at the rate of 4% per annum above the then current prime rate charged by Citibank, N.A. or its successor.

         14. Indemnity and Hold Harmless. (A) Neither Sublessor nor its agents shall be liable to Sublessee, its employees, agents, contractors, licensees, servants, invitees or visitors and Sublessee shall save Sublessor and its agents harmless from and against any and all liabilities, obligations, penalties, fumes, suits, claims, demands, actions, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys' fees and expenses), incurred in connection with or arising from any injury to Sublessee, its employees, agents, contractors, licensees, servants, invitees or visitors or to any other person in or about the Subleased Premises, or from any injury or damage to or loss (by theft or otherwise) of any of Sublessee's property and/or of the property of any other person irrespective of the cause of such injury, damage or loss, other than injury, damage or loss caused by Sublessor's willful acts or omissions or negligence. Sublessee agrees to indemnify and save Sublessor and its agents harmless from and against any and all liabilities, obligations, penalties, fines, suits, claims, demands, actions, costs and expenses of any kind or nature by anyone whomsoever (including, without limitation, reasonable attorneys' fees and expenses), incurred in connection with or arising from (i) any default by Sublessee in the observance or performance of any of the terms, covenants, conditions or agreements of this Sublease on Sublessee's part to be observed or performed, beyond the expiration of any applicable grace period, or (ii) the use or occupancy or manner of use or occupancy of the Subleased Premises by Sublessee or any person claiming through or under Sublessee, other than as permitted under this Sublease, or (iii) the condition of the Subleased Premises (ordinary wear and tear excepted), except if created by Sublessor, or (iv) any acts, omissions or negligence of Sublessee, or the employees, agents, contractors, licensees, servants, invitees or visitors of Sublessee, in or about the Subleased Premises or the Building, during the Term. If any action or proceeding shall be brought against Sublessor by reason of any such claim, Sublessee, upon notice from Sublessor, agrees to resist or defend such action or proceeding and to employ counsel therefor reasonably satisfactory to Sublessor. Sublessee shall pay to Sublessor on demand, as Additional Rent, all sums which may be owing to Sublessor by reason of the provisions of this Paragraph 14. Sublessee's obligations under this Paragraph 14 shall survive the Expiration Date or sooner termination of the Term.


         (B) Sublessor agrees to indemnify and save Sublessee and its agents harmless from and against any and all liabilities, obligations, penalties, fines, suits, claims, demands, actions, costs and expenses of any kind or nature by anyone whomsoever (including, without limitation, reasonable attorneys' fees-, and expenses), incurred in connection with or arising from (i) any default by Sublessor in the observance or performance of any of the terms, covenants, conditions or agreements of this Sublease on Sublessor's part to be observed or performed, beyond the expiration of any applicable grace period, or (ii) the use or occupancy or manner of use or occupancy of the portion of the Demised Premises occupied only by Sublessor-, other than as permitted in the Lease, or (iii) any acts, omissions or negligence of Sublessor, or the employees, agents, contractors, licensees, servants, invitees, or visitors of Sublessor in or about the Demised Premises or the Building, during the Term.

         15. Notices. Any notice, demand, request or other document which, under the terms of this Sublease or under any statute, must or may be given or made by the parties hereto, must be in writing, and shall be either personally delivered (provided a written receipt therefor is obtained), or sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party for whom intended at its address as set forth on page 1 hereof, and, if to Sublessor, with a copy to Alter Bartfeld & Mantel LLP, 90 Park Avenue, New York, New York 10016, Attention: Irving D. Alter, Esquire or if to Sublessee, with a copy to: Sherman, Citren & Karasik, P.C., 152 West 57th Street, 35th Floor, New York, New York 10019, Attention: Michael Wexelbaum, Esq. (provided, however, the failure to forward a copy of any notice to counsel shall not be deemed to make such notice defective). Either party, however, may designate a new or other address by written notice given in accordance with this Paragraph 15. Any notice personally delivered shall be deemed given upon the signing of a receipt therefor, and any notice so addressed and mailed shall be deemed to be given either when delivered, or, if delivery is refused, five (5) business days after the date mailed, as the case may be. Any notice, demand or request given or made by counsel for a party shall be deemed given or made by such party.

         16. Counterclaim. Sublessee hereby waives the right to interpose a counterclaim (other than mandatory counterclaims) in any summary proceeding initiated by Sublessor to remove Sublessee from the Subleased Premises.

         17. End of Term. On the Expiration Date, or upon any earlier termination of this Sublease, Sublessee shall quit and surrender the Subleased Premises to Sublessor broom-clean and in as good order, condition and repair as the Subleased Premises existed upon the Commencement Date except for ordinary wear and tear, any restoration of the Subleased Premises not required pursuant hereto, damage or destruction by fife and other casualty and such other damage the repair of which is not Sublessee's obligation hereunder (provided no such damage shall be due to Sublessee's negligence or misconduct), and otherwise in accordance with the applicable provisions of the Lease. Anything to the contrary contained in the Lease or this Sublease notwithstanding, it is understood and agreed that upon the expiration or termination of this Sublease, Sublessee shall not be required to tear down or undo the Initial Alterations or any other alterations approved pursuant hereto, including but not limited to the three (3) electrical outlets and the electrical circuits installed for the 3 Phase 208 volt electric current needed by Sublessee. Sublessee recognizes that

Sublessor may suffer substantial damage if Sublessee fails to surrender and vacate the Subleased Premises on the Expiration Date. Sublessee, therefore, agrees that if Sublessee shall hold-over or remain in possession beyond the Expiration Date of this Sublease, Sublessee shall in addition to the provisions of Paragraph 31 below, be liable for all compensatory damages directly related thereto and arising therefrom, including any damages arising out of any lost opportunities ( and/or new leases) in connection with such holding over. All damages to Sublessor by reason of such holding-over by Sublessee may be the subject of a separate action and need not be asserted by Sublessor in any summary proceeding against Sublessee. Sublessee further agrees to indemnify Sublessor against and from any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) Sublessor incurs to dispossess Sublessee, or otherwise, resulting from Sublessee's failure to vacate the Subleased Premises on the Expiration Date. Sublessee's obligations under this Paragraph 17 shall survive the termination of this Sublease.

         18. Quiet Enjoyment. Sublessor covenants with Sublessee that as long as Sublessee shall pay the Fixed Rent and Additional Rent and shall duly perform all of the terms, covenants, conditions and agreements of this Sublease on its part to be performed, Sublessee shall, subject to the terms hereof and of the Lease, peaceably have, hold and enjoy the Subleased Premises during the Term provided herein without hindrance or molestation by Sublessor or any party claiming by, through or under Sublessor.

         19. Assignment and Subletting. Sublessee, for itself, and its successors and assigns, expressly covenants that it shall not assign this Sublease, nor underlet, nor suffer, nor permit the Subleased Premises or any part thereof to be used or occupied by others, except upon the prior written consent of both (i) Sublessor, which consent shall not be unreasonably withheld or delayed, and (ii) Landlord; and provided further that any such attempted assignment, subletting, use or occupancy shall be subject to compliance with all of the terms and conditions contained in Article 15 of the Lease and to the rights of Landlord thereunder. Sublessor agrees that it shall not have the rights granted to Landlord under Sections 15.02-15.06 and 15.08 of the Lease for purposes of this Sublease; but Landlord shall continue to have all of said rights in addition to all of the other rights granted to Landlord under said
Article 15, and Sublessee shall have all of the obligations imposed on Tenant thereunder with respect to the Subleased Premises.

         20. Effect of Termination of the Lease. Notwithstanding the provisions of Paragraph 2 hereof, the Term of this Sublease shall end one day prior to the Term of the Lease if Landlord shall terminate the Lease in accordance with its terms. Upon receipt of written notice from Landlord terminating the Lease, Sublessor shall notify Sublessee of Landlord's intention to terminate the Lease and the date such termination shall be effective. In the event of such early termination by Landlord ("Early Termination"), Sublessor shall return to Sublessee any prepaid Fixed Rent, any prepaid Additional Rent or Additional Rent covering any period following Early Termination and the Security provided in Paragraph 25 hereof, or balance of the Security as the case may be, and thereafter this Sublease shall terminate as finally and completely as if the date set forth in the Early Termination notice shall be the Expiration Date set forth herein for the termination of the Sublease Term.

         21. Effect of Termination of this Sublease. References in this Sublease to "termination" of this Sublease include expiration or earlier termination of the Term hereof or cancellation of this Sublease pursuant to any of the provisions of this Sublease, the Lease or pursuant to law. Upon the termination of this Sublease, the term and estate granted by this Sublease shall end at noon on the date of termination as if such date were the Expiration Date hereof, and neither party shall have any further obligation or liability to the other after such termination except as shall be expressly provided in this Sublease, any liability for a payment which shall have accrued ~with respect to any period ending prior to or at the time of termination shall survive the termination of this Sublease.

         22. Remedies Cumulative. Each right and remedy of Sublessor and Sublessee provided for in this Sublease shall be cumulative and shall be in addition to every other right and remedy provided for in this Sublease now or hereafter existing at law or in equity or by statute or otherwise.

         23. Binding Effect. The terms, covenants, conditions and agreements contained in this Sublease shall bind and inure to the benefit of Sublessor and Sublessee and their respective successors and assigns, except that no violation of the provisions of Paragraph 19 hereof shall operate to vest any rights in any successor or assignee of Sublessee. It is understood and agreed that the obligations of Sublessor under this Sublease shall not be binding upon Sublessor with respect to any period subsequent to the transfer of its interest in the Lease, and that in the event of such transfer said obligations shall thereafter be binding upon the transferee of the Sublessor's interest as tenant under the Lease.

         24. [Intentionally Deleted]

         25. Security. A. On or before the date that is three business days after Sublessor notifies Sublessee that Sublessor has received the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications, Sublessee shall deposit and shall thereafter maintain at all times with Sublessor until the date that is days after the expiration of the Term, as a security deposit (the "Security") for the faithful performance and observance by Sublessee of the covenants, agreements, terms, provisions and conditions of this Sublease, an unconditional irrevocable commercial letter of credit in the aggregate amount of Sixty Three Thousand Eight Hundred Ninety Nine Dollars ($63,899.00), in form and substance satisfactory to Sublessor and issued by a commercial bank that is reasonably acceptable to Sublessor, payable upon presentation by Sublessor to such issuer at its counters in New York City of a sight draft, which letter of credit shall provide for the continuance of such credit for the period of at least one (1) year after the date of issue. From time to time during the Term, on or before the date that is thirty (30) days prior to the expiry date of any letter of credit, Sublessee shall deliver to Sublessor a replacement letter of credit, or an extension or renewal of the existing letter of credit, that complies with the requirements of this Section. If Sublessee shall fail properly and timely to replace, renew or extend the letter of credit as aforesaid, then Sublessor shall have the right to draw on such letter of credit for the balance remaining under such letter of credit and hold and apply the proceeds thereof in accordance with this Section. Sublessor shall endeavor in good faith (but shall not be required) to notify Sublessee prior to any draw pursuant to the foregoing sentence. Notwithstanding the foregoing, in lieu of the foregoing letter of credit in the amount of $63,899.00. Sublessee at its option, may deposit with Sublessor the sum of Thirty One Thousand Nine Hundred Forty-Nine Dollars and Fifty Cents ($31,949.50) in cash and a letter of credit in the amount of Thirty-One Thousand Nine Hundred Forty-Nine Dollars and Fifty Cents ($31,949.50) in the form of the letter of credit described herein to constitute the Security. If Sublessee exercises such option, then in such event, to the extent the cash portion of the Security has not been otherwise utilized or applied in accordance with the provisions hereof, it shall be applied by Sublessor to the payment of the Fixed Rent payable for the last sixty (60) days of the Term.

               B. Each letter of credit to be deposited and maintained with Sublessor (or the proceeds thereof) shall be held by Sublessor as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease, and in the event that (x) any default occurs under this Sublease and is not cured by Sublessee within any applicable grace period, or) Sublessor is entitled to draw on the letter of credit pursuant to the provisions of subsection (A), then, in any such event, Sublessor may draw on such letter of credit, and the proceeds of such letter of credit (or any cash security deposited by the Sublessee with Sublessor in substitution for such letter of credit) (collectively the "Security Proceeds"; all such Security Proceeds shall be deemed to constitute the Security hereunder) shall then be held and applied as security (and be Sublessor agrees to deposit the of replenished, if necessary), in accordance with this Section. Sublessor agrees to deposit the Security Proceeds in a separate interest bearing escrow account and, with respect to Security Proceeds only, after deducting any administrative fees permitted by law (currently 1 % per annum), to pay the interest to Sublessee annually. Sublessee's tax identification number is 48-1100390.


               C. It is agreed that in the event Sublessee defaults in respect of any of the covenants, agreements, terms, provisions and conditions of this Sublease (after notice and the expiration of any applicable grace period), Sublessor may use, apply or retain such part of the Security Proceeds as shall be equal to the sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the covenants, agreements, terms, provisions and conditions of this Sublease, including, but not limited to, any damages or deficiency in the re-letting of the Subleased Premises, whether such damages or deficiency occurred before or after summary proceedings or other re-entry by Sublessor. Sublessor shall not be required to so use, apply or retain any part of the Security Proceeds, but if any part thereof is so used, applied or retained in accordance with the provisions of this Section, Sublessee shall, upon demand, immediately deposit with Sublessor an amount equal to the amount so used, applied or retained.

               D. In the event that Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants, agreements and conditions of this Sublease, any unapplied Security Proceeds shall be returned to Sublessee within ten (10) business days after the date fixed as the end of this Sublease and after delivery of the entire possession of the Subleased Premises to Sublessor.

         26. Arbitration. Either party may request arbitration of any matter in dispute between Sublessor and Sublessee, except those matters which may be the subject of a summary proceeding under Article 7 of the New York Real Property Actions and Proceedings Law. The party requesting arbitration shall do so by giving notice to that effect in accordance with the procedures of the American Arbitration Association (or any organization successor thereto) in the City and County of New York. The arbitration shall be conducted by a single arbitrator in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of New York. In rendering the decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Sublease. if for any reason whatsoever a written decision and award of the arbitrator shall not be rendered within thirty (30) days after the arbitration hearing, then at any time thereafter before such decision and award shall have been rendered either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (1) (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistenfly with the provisions of this Sublease. All the expenses of the arbitration, including attorneys' fees, shall be borne by the losing party to the arbitration.

          27. Re-entry bv Sublessor: Remedies. (A) (i) If this Sublease and the Term shall expire and come to an end as provided in Paragraph 13 hereof:

              (a) Sublessor and its agents may immediately, or at any time thereafter, reenter the Subleased Premises or any part thereof, either by summary proceedings, or by any other applicable court action or judicial proceeding (without being liable to indictment, prosecution or damages therefor), and may repossess the Subleased Premises and the Furniture and remove any and all of their property and effects from the Subleased Premises; and

               (b) Sublessor, at its option, may relet the whole or any part or parts of the Subleased Premises, at any time or from time to time, either in the name of Sublessor or otherwise, to such subtenant or subtenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Sublessor, in its sole discretion, may determine. Sublessor shall have no obligation to relet the Subleased Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Subleased Premises or any part thereof, or, in the event of such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Sublessee of any liability under this Sublease or otherwise to affect any such liability. Sublessor, at its option, may make such repairs, replacements, alternations, additions, improvements, decorations and other physical changes in and to the Subleased Premises as Sublessor, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Sublessee of any liability under this Sublease or otherwise affecting any such liability.

                (ii) Sublessee, on its own behalf and on behalf of all persons claiming through or under Sublessee, including all creditors, does further hereby waive any and all rights which Sublessee and all such persons might otherwise have under any present or future law to (a) redeem the Subleased Premises, or re-enter or repossess the Subleased Premises, or (b) restore the operation of this Sublease, after (1) Sublessee shall have been dispossessed by a judgment or by warrant of any court or judge, (2) any re-entry by Sublessor, or (3) any expiration or termination of this Sublease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Sublease. The words "re-enter", "re-entered" as used herein shall not be deemed to be restricted to their technical legal meanings. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Sublessor from invoking any other remedy allowed at law or in equity.

        (B) In the event of any breach or threatened breach by Sublessee or any person claiming through or under Sublessee, or any of the terms of this Sublease (whether or not the Term shall have commenced), Sublessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any other remedy allowed at law or in equity, by statute or otherwise, as if re-entry, summary proceedings or other specific remedies were not provided for in this Sublease.

        (C) (i) If this Sublease and the Term shall expire and come to an end as provided in Paragraph 13 hereof, or by or under any summary proceeding or any other action or proceeding, or if Sublessor shall re-enter the Subleased Premises as provided in this Paragraph 27 and elsewhere in this Sublease, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                (a) Sublessee shall pay to Sublessor all Fixed Rent, Additional Rent and other charges payable under this Sublease by Sublessee to Sublessor to the date upon which this Sublease and the Term shall have expired and come to an end or to the date of reentry upon the Subleased Premises by Sublessor, as the case may be;

               (b) All monies, if any, theretofore paid by Sublessee to Sublessor, whether as advanced Fixed Rent, Additional Rent, Security, or otherwise, shall be credited by Sublessor against any damages payable by Sublessee to Sublessor, and any surplus, if any, shall be refunded to Sublessee;

               (c) Sublessee also shall be liable for and shall pay to Sublessor, as damages, any deficiency (hereafter referred to as "Deficiency") between the Fixed Rent and Additional Rent reserved in this Sublease for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) and the net amount, if any, of rents collected under any reletting for any part of such period (first deducting from the rents collected under any such reletting all of Sublessor's expenses in connection with the termination of this Sublease, and Sublessor's re-entry upon the Subleased Premises and with such reletting, including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Subleased Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Sublessee on the days specified in this Sublease for payment of installments of Fixed Rent. Sublessor shall be entitled to recover from Sublessee each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Sublessor's right to collect the Deficiency for any subsequent month by a similar proceeding.

                 (ii) If the Subleased Premises, or any part thereof, shall be relet together with other space in the Demised Premises, rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of Section C. (i) hereof. In no event whatsoever shall Sublessee be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent and Additional Rent reserved in this Sublease. Nothing contained in Paragraph 13 hereof or this Paragraph 27 shall be deemed to limit or preclude the recovery by Sublessor from Sublessee of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Sublessor may be entitled in addition to the damages set forth in Section C. (i) hereof.

         28. Certificates. Sublessor and Sublessee shall, without charge, at reasonable intervals, and from time to time, within ten (10) business days after requests by the other, deliver a written instrument to any person, firm or corporation specified by them, duly executed and acknowledged, certifying:

               (a) that this Sublease is unmodified and in full force and effect, if there have been any modifications, that the same are in full force and effect as modified and stating any such modifications and if the Sublease is not then in full force and effect, so stating and setting forth in reasonable detail the nature of any default, deficiency or changed circumstance;

               (b) whether or not there are then existing set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Sublease and any modifications thereof on the part of Sublessee to be performed or complied with, and, if so, specifying the same;

               (c) the dates to which the Fixed Rent and Additional Rent, and other charges hereunder, have been paid; and

               (d) whether the term of this Sublease has commenced and rent is payable thereunder and whether Sublessee has accepted possession of the Subleased Premises.

         29. Execution of Sublease. Submission by Sublessor of the within Sublease for execution by Sublessee shall confer no rights nor impose any obligations on either party unless and until both Sublessor and Sublessee shall have executed this Sublease, duplicate originals thereof shall have been delivered to the respective parties and Landlord shall have delivered to Sublessor the Consent to Sublease and the Consent to Sublessee's Initial Plans and Specifications referred to in Paragraph 2 hereof and Sublessor shall have promptly notified Sublessee of its receipt of Landlord's Consent to Sublease and Consent to Sublessee's Initial Plans and Specifications.

         30.   Intentionally Deleted.

         31. Holding Over. If Sublessee holds over in possession after the expiration or sooner termination of the original Term or of any extended term of this Sublease, such holding over shall not be deemed to extend the Term or renew the Sublease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth, except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

                   (a) 1/12 of the annual Fixed Rent set forth in this Sublease, times 2.0, plus

                   (b) 1/12 of all other items of annual Additional Rent which would have been payable pursuant to this Sublease had this Sublease not expired, plus

                   (c) those other items of Additional Rent (not annual Additional Rent) which would have been payable pursuant to this Sublease, had this Sublease not expired, which total sum Sublessee agrees to pay to Sublessor promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Sublessor to collect damages for Sublessee's failure to vacate the Subleased Premises after the expiration or sooner termination of this Sublease. The aforesaid provisions of this Section shall survive the expiration or sooner termination of this Sublease.

         32. Late Charges. If Sublessor does not receive payment of any Fixed Rent or Additional Rent within five (5) business days after notice by Sublessor to Sublessee of such default, then Sublessee shall pay to Sublessor, as a "late charge", interest at the lesser of (i) two percent (2%) per annum above the then current prime rate charged by Citibank, N.A. or its successor, or (ii) the maximum rate permitted by applicable law on the amount of Fixed Rent and/or Additional Rent so overdue and such "late charge" shall be collectible as Additional Rent by Sublessor.

         33. Attorneys' Fees. In case it shall be necessary for Sublessor to institute any action or proceeding against Sublessee for the nonpayment of rent or for the violation of any of the covenants or provisions of this Sublease or for the recovery of possession of the Subleased Premises or should Sublessor be compelled to intervene in any action or proceeding wherein Sublessee is a party m order to enforce Sublessor's interest or rights hereunder, then and in any of such events, if Sublessor shall obtain a judgment or order in its favor on the merits, sustained on appeal if one is taken, in such action or proceeding, Sublessee shall be obligated to pay to Sublessor reasonable attorneys' fees, costs and disbursements incurred for the institution and prosecution of any such action, proceeding or intervention.

         34. Signs. Sublessee shall be privileged to erect and maintain a sign ("Sublessee's Sign") outside but attached to the Subleased Premises and in the common corridors leading to the Subleased Premises, subject to the approval of both Landlord and Sublessor (which, as to Sublessor, shall not be unreasonably withheld or delayed) with respect to number, type, size, shape and design and subject to all applicable legal requirements or regulations, and to the Lease. Sublessee may not alter the sign without the prior written approval of Sublessor (which as to Sublessor, shall not be unreasonably withheld or delayed) and Landlord, and at the expiration or sooner termination of the Sublease Term, if Sublessor or Landlord shall so elect, Sublessee, at its own expense, shall remove such sign or signs and restore the exterior of the Subleased Premises to its original condition. Such obligations of Sublessee shall survive the expiration or sooner termination of this Sublease. Sublessor and Landlord shall have the right to prohibit any display by Sublessee which, in Sublessor's or Landlord's sole judgment, tends to impair the reputation, desirability or architectural integrity of the Demised Premises or the Building.

         35. Electricity. Subject to the provisions of Paragraph 8 of this Sublease, Sublessor shall furnish the electric energy that Sublessee shall reasonably require in the Subleased Premises. Commencing on the Commencement Date, Sublessee shall pay for such electricity at the annual rate of Fifteen Thousand Five Hundred Forty-Three Dollars ($15,543.00) (One Thousand Two Hundred Ninety-Five Dollars and Twenty-Five Cents ($1,295.25) per month) ("Electricity Rent") for such electric energy. The Electricity Rent shall constitute Additional Rent payable to Sublessor hereunder.

         36. Commercial Rent Tax. Sublessee shall be solely responsible for the payment of any New York City Commercial Rent Tax which may be imposed in connectionAAA with this Sublease. Sublessee shall pay Sublessee's Proportionate Share of any occupancy tax or rent tax payable by Tenant under the Lease in accordance with Section 28.02.F thereof, provided, however, that if the rent paid under the Lease is higher than the rent paid under this Sublease, on a pro rata basis, then in that event, Sublessee's Proportionate Share of any such occupancy tax or rent tax shall be no greater than the Proportionate Share of the occupancy tax or the rent tax that would have been payable based upon the rent paid by Sublessee under this Sublease.

         37. No Broker. Sublessor and Sublessee represent and warrant that they have dealt with no broker or finder in connection with this Sublease other than Edward S. Gordon Company Incorporated. Sublessor shall pay a commission to Edward S. Gordon Company Incorporated pursuant to a separate written agreement. Sublessor and Sublessee each shall indemnify, defend and save harmless the other from and against all claims arising from any breach by such party of the foregoing representation, warranty or covenant. The indemnity set forth herein shall survive the expiration or earlier termination of this Sublease.

         IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Sublease as of the day and year first above written.


                                           SUBLESSOR:


                                           JONATHAN WOODNER CO.


                                           By:  /s/ Dian Woodner
                                              ----------------------------
                                              Name:    Dian Woodner
                                              Title:   Co-President




                                           SUBLESSEE:


                                           TURBOCHEF, INC.


                                           By:  /s/ Jeffrey B. Bogatin
                                              ----------------------------
                                              Name:    Jeffrey B. Bogatin
                                              Title:   Chairman

                     EXHIBITS TO SUBLEASE
                     --------------------

Subleased Premises                                     Exhibit A

Lease                                                  Exhibit B

Sublessor's Work                                       Exhibit C

Furniture Inventory                                    Exhibit D

Sublessee's Initial Plans                              Exhibit E
and Specifications